UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 28, 2004



                            MEXICAN RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)


         Texas                          000-28234                76-0493269
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)



                    1135 EDGEBROOK, HOUSTON, TEXAS 77034-1899
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (713) 943-7574



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

         On October 28, 2004, Mexican Restaurants, Inc. issued a press release announcing its financial results for its third fiscal quarter ended September 26, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

    The following is furnished as Exhibit 99.1 to this Current Report on Form 8-K:

    99.1     Mexican Restaurants, Inc. press release dated October 28, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MEXICAN RESTAURANTS, INC.


Date:    October 28, 2004         By: /s/ Andrew J. Dennard
                                      ---------------------------------------
                                      Name: Andrew J. Dennard
                                      Title: Vice President, Chief Financial
                                             Officer, Treasurer and Corporate
                                             Secretary

                                INDEX TO EXHIBITS


Exhibit No.       Description
----------        -----------
99.1              Mexican Restaurants, Inc. News Release, dated October 28,
                  2004, announcing third fiscal quarter 2004 results.